Exhibit 99.5

Bakkt Platform Protections Infrastructure, Security, Fraud, and Proprietary Capabilities

Disclaimer This investor presentation (this “Presentation”) is for informational purposes only to assist interested parties in making their own evaluation with respect to the proposed business combination (the “Business Combination”) between VPC Impact Acquisition Holdings (“VIH”) and Bakkt Holdings, LLC, taken together with its subsidiaries (“Bakkt”). The information contained herein does not purport to be all-inclusive and none of VIH, Bakkt or their respective directors, officers, stockholders or affiliates makes any representation or warranty, express or implied, as to the accuracy, completeness or reliability of the information contained in this Presentation or any other written or oral communication communicated to the recipient in the course of the recipient’s evaluation of Bakkt or VIH. The information contained herein is preliminary and is subject to change and such changes may be material. This Presentation does not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Business Combination or (ii) an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any security of VIH, Bakkt, or any of their respective affiliates, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act of 1933, as amended. No securities commission or securities regulatory authority in the United States or any other jurisdiction has in any way passed upon them merits of the Business Combination or the accuracy or adequacy of this Presentation. You should not construe the contents of this Presentation as legal, tax, accounting or investment advice or a recommendation. You should consult your own counsel and tax and financial advisors as to legal and related matters concerning the matters described herein, and, by accepting this Presentation, you confirm that you are not relying upon the information contained herein to make any decision. Additional Information In connection with the proposed Business Combination, VIH intends to file a registration statement (the “Registration Statement”) with the SEC, which will include a proxy statement/prospectus and certain other related documents, which will be the proxy statement to be distributed to holders of VIH’s ordinary shares in connection with VIH’s solicitation of proxies for the vote by VIH’s shareholders with respect to the Business Combination and other matters as may be described in the Registration Statement. VIH’s shareholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus included in the Registration Statement and the amendments thereto and the definitive proxy statement/prospectus, as these materials will contain important information about the parties to the Business Combination agreement, VIH, Bakkt and the Business Combination. After the Registration Statement is declared effective, the definitive proxy statement/prospectus will be mailed to VIH’s shareholders as of a record date to be established for voting on the Business Combination and other matters as may be described in the Registration Statement. Shareholders will also be able to obtain copies of the proxy statement/prospectus and other documents filed with the SEC that will be incorporated by reference in the proxy statement/prospectus, without charge, once available, at the SEC’s web site at www.sec.gov, or by directing a request to: VIH Impact Acquisition Holdings, 150 North Riverside Plaza, Suite 5200, Chicago, IL 60606, Attention: John Martin. Participants in the Solicitation VIH and its directors and executive officers may be deemed participants in the solicitation of proxies from VIH’s shareholders with respect to the Business Combination. A list of the names of those directors and executive officers and a description of their interests in VIH is contained in VIH’s final prospectus relating to its initial public offering dated September 22, 2020, which is available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to VIH Impact Acquisition Holdings, 150 North Riverside Plaza, Suite 5200, Chicago, IL 60606, Attention: John Martin. Additional information regarding the interests of such participants will be contained in the Registration Statement when available. Bakkt’s directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of VIH in connection with the Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the Business Combination will be included in the Registration Statement when available. Forward-Looking Statements Certain statements in this Presentation may be considered forward-looking statements. Forward-looking statements generally relate to future events or VIH’s or Bakkt’s future financial or operating performance. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by VIH and its management, and Bakkt and its management, as the case may be, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (i) inability to meet the closing conditions to the Business Combination, including the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive agreement; (ii) the inability to complete the proposed business combination due to the failure to obtain approval of VIH’s shareholders, the inability to consummate the contemplated debt financing, the failure to achieve the minimum amount of cash available following any redemptions by VIH shareholders or the failure to meet the national stock exchange’s listing standards in connection with the consummation of the Business Combination; (iii) costs related to the Business Combination; (iv) a delay or failure to realize the expected benefits from the Business combination; (v) risks related to disruption of management time from ongoing business operations due to the Business Combination; (vi) the impact of the ongoing COVID-19 pandemic; (vii) changes in the market in which Bakkt competes, including with respect to its competitive landscape, technology evolution or regulatory changes; (viii) changes in the markets that Bakkt targets; (ix) risk that Bakkt may not be able to execute its growth strategies, including identifying and executing acquisitions; (x) risks relating to data security; (xi) risk that Bakkt may not be able to develop and maintain effective internal controls; and (xii) other risks and uncertainties set forth in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in VIH’s final prospectus relating to its initial public offering dated September 22, 2020 and in subsequent filings with the U.S. Securities and Exchange Commission (the “SEC”). Nothing in this Presentation should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Neither VIH nor Bakkt undertakes any duty to update these forward-looking statements.

Contents 1. Bakkt Warehouse • - Infrastructure and Security • - Licensing and Regulation 2. Bakkt Marketplace • - Proprietary Systems and Technology • - Progressive Onboarding KYC • - Transaction and Fraud Protections

Bakkt Warehouse

Institutional-Grade Infrastructure for Trading, Clearing and Custody Bakkt has implemented sophisticated enterprise security addressing a complex risk landscape spanning cyber, physical, and technical security. This is the same cybersecurity program used by Intercontinental Exchange’s (ICE) dozen exchanges around the world, including the New York Stock Exchange (NYSE). Bitcoin held at the Bakkt Warehouse will be secured in a combination of warm and cold wallets, with the majority of customer funds stored offline in cold storage. 5

Infrastructure and Security • Enterprise hardware security modules (HSMs) and geographically distributed key sharing including robust BCP and DR protocols • Ability to swap to secondary hot production environment • Warm/cold digital asset storage • Enhanced by the acquisition of Digital Asset Custody Company in 2019 • 24x7 armed security operations, incident reporting, and response • Third-party audited enterprise cyber and physical security program and platform penetration tests • Regular financial, security and operational control audits, including SOC certifications by KPMG • Proactive threat hunting plus red teaming

Licensing and Regulation Institutional Custody and Trading Consumer Application • Bakkt Trust Company LLC is a limited purpose trust • Bakkt Marketplace, LLC presently holds money company regulated by the New York Department of transmitter licenses in 44 states, DC and Puerto Rico Financial Services serving as a qualified custodian for and is licensed as an MSB with FinCEN bitcoin and, in the future, other approved cryptocurrencies New York money transmitter • license and BitLicense • expected to be approved in the coming weeks Physically-delivered bitcoin futures and options are traded on ICE Futures U.S. and cleared on ICE Clear • MTLs not presently required in CA, UT, MA, and MT U.S., each of which is regulated by the CFTC Monetary Authority of Singapore (MAS) approved • HI not planned to operate under current restrictions • the offering of the cash-settled bitcoin futures traded on ICE Futures Singapore and cleared at ICE • Registered with FinCEN as a Money Services Clear Singapore Business • Bakkt Clearing, LLC, presently inactive, is approved by National Futures Association to act as a Futures Commission Merchant 7

Bakkt Marketplace

Proprietary Systems and Technology

Platform Technology

- Custom net-zero accounting and identity system
- Digital asset conversion: loyalty, crypto and fiat
- P2P transaction processing and handling
- Custom fraud configuration and KYC limitations
- Internal market maker for bitcoin pricing and trading
- Field-level encryption of all PII
- Third-party penetration testing by Bishop Fox and ICE

Pending Patent Applications

- Closed Loop Crypto Buy/Sell (Coversheet Provisional)
- Conversion of Digital Assets to Digital Assets (Coversheet Provisional)
- Peer to Peer (P2P) Transfer of Digital Assets (Coversheet Provisional)
- Conversion of Digital Assets to Cash (Coversheet Provisional)
- LoyaltyPay (Provisional)
- Points Pal (Provisional)

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Sign-up and Sign-in â– Advanced machine learning (ML) and detection to protect account creation and ongoing login via Arkose Labs and other best in class technologies â– Tor, VPN exit node, sweatshops, past history, feedback â– Make account fraud economically expensive: friction in process for humans when questionable behavior and algorithm stumping challenges to halt bots â– OTP, biometric login and passcode protections 10

Progressive Onboarding KYC Additional KYC to unlock higher transaction amounts and capabilities Limits Level KYC Cash Digital Assets (1) Payments (2) (ACH In / Out) (Crypto, Loyalty, In-Game) MTL + OFAC + Bank $100 per day Loyalty + in-game only: $100 per day $100 per day 1 Name + SSN + DOB $1,000 per 30 days $1,000 per 30 days $1,000 per 30 days 1—$100 per day Crypto purchase: $100 per day $100 per day W9 E-Form Crypto $1,000 per 30 days $1,000 per 30 days $1,000 per 30 days State Photo ID + $999 per day $999 per day $999 per day 2 Selfie + Occupation $5,000 per 30 days $5,000 per 30 days $5,000 per 30 days (1) Sum of absolute values ($50 sent + $50 received = $100 daily limit at level 1). Excludes sale of crypto. (2) Additional limits for Gift Cards and Virtual Card 11

Transaction Fraud Protection â– Advanced machine learning and detection to protect individual transactions via sift and proprietary technologies â– Device information and location, Tor, VPN exit node, transaction specific inputs â– A/D/R decisioning—Automated decisioning and feedback to improve model and scoring â– AML pattern alerting and review, transaction velocity 12

Transaction Protections

Sign-up and sign in protections

- ML, account takeover account fraud detection, OTP

KYC verifications and limits

- L1: MTL, OFAC, bank link; spending caps, Name, SSN, DOB
- L1- Crypto: W9 E-Form
- L2: State Photo ID + Selfie + Occupation

Uniqueness

- SSN, ID, email

Transaction scoring and decisioning

- Per transaction (ML, A/D/R decisioning, device data, transaction risk ranges for automation or review)
- Behavior by action and individual (account info, blacklists, ACH deposit / withdraw, loyalty convert, P2P, etc.)

AML review

- Levels, velocity, patterns, behavior
- Case management; SAR

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